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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                     CREDIT SUISSE GLOBAL FIXED INCOME FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

The Credit Suisse Fixed Income Management Team is now responsible for the day-to-day management of the fund. The team currently consists of Jo Ann Corkran, Leland E. Crabbe, Suzanne E. Moran and David N. Fisher (see biographies below). Charles C. Van Vleet no longer serves as Portfolio Manager of the fund.

CERTAIN TEAM MEMBER BIOGRAPHIES

Jo Ann Corkran, Managing Director, is head of CSAM's Core Fixed Income Group, including core, core plus, cash, corporate and immunized portfolios. Ms. Corkran joined CSAM in 1997. Prior to that, she was at Morgan Stanley, where she headed the mortgage and asset-backed research group. Previously, Ms. Corkran worked in the insurance group within fixed-income research at First Boston and as a pension analyst at Buck Consultants. She holds a B.A. in mathematics from New York University and has qualified as a Fellow of the Society of Actuaries.

Leland E. Crabbe, Director, is a portfolio manager responsible for the investment-grade corporate bond sector, overseeing corporate-bond traders and credit analysts. Mr. Crabbe, who rejoined CSAM in 1999 from Times Square Capital Management, first came to CSAM in 1998 from Merrill Lynch, where he had been a corporate-bond strategist since 1984. Mr. Crabbe holds a B.A. in economics from California State University at Fullerton and a Ph.D. in economics from the University of California at Los Angeles.

Suzanne E. Moran, Director, is a fixed-income portfolio manager responsible for investment policy regarding securitized debt, cash and short-duration portfolios, and also heads up the fixed-income trading desk. Ms. Moran joined CSAM in 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Management, where she had worked as an analyst since 1991. She holds a B.A. in finance from the University of Maryland.

David N. Fisher, Vice President, is a fixed-income portfolio manager specializing in U.S. corporate debt and global fixed-income portfolios. Mr. Fisher came to CSAM as a result of Credit Suisse's acquisition of Donaldson, Lufkin & Jenrette, Inc. in 2000, to which the Brundage Fixed Income Group was sold earlier the same year, and where he was a vice president. Previously, he was a vice president and held similar responsibilities at Brundage, Story & Rose. Prior to joining Brundage, Story & Rose, Mr. Fisher was a portfolio manager of global and emerging-market debt at Fischer Francis Trees & Watts from 1993 to 1999. He holds a B.A. in East Asian history from Princeton University.

Dated: May 9, 2003                                                       16-0503
                                                                             for
                                                                           WPBDF
                                                                           CSGIA
                                                                        2003-026